United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 16, 2019 (Date of earliest event reported)
MedAmerica Properties Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09043 (Commission File Number)	36-3361229 (I.R.S. Employer Identification No.)

Boca Center, Tower 1, 5200 Town Center Circle, Suite 550, Boca Raton, Florida (Address of principal executive offices)	33486 (Zip Code)

(561) 617-8050 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, 2019, our board of directors, believing it to be in the best interests of MedAmerica Properties Inc. and our stockholders, approved a proposed amendment to our bylaws to remove Section 2.2 of our bylaws, which prohibited MedAmerica from compensating our directors (the “bylaw amendment”) and recommended to our stockholders adoption of the bylaw amendment and ratification of past compensation paid by MedAmerica to our directors (the “board compensation”). Delaware law permits the holders of a majority of our outstanding shares to approve the bylaw amendment and ratify the board compensation by written consent without holding a meeting. To avoid the significant costs and delays associated with holding a meeting, our board elected to seek approval of the bylaw amendment and ratification of board compensation by written consent. On April 12, 2019, the holders of a total of 1,504,567 shares of our common stock, which represents approximately 57.6% of the shares entitled to vote on the bylaw amendment and ratification of board compensation, consented in writing without a meeting to the amendment and ratification. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, the proposed bylaw amendment and ratification of board compensation could not be completed until twenty calendar days after the mailing of an information statement to our stockholders describing these actions. On April 26, 2019, we mailed the required information statement to our stockholders, and the bylaw amendment and ratification of board compensation became effective upon expiration of the twenty-day waiting period, on May 16, 2019. For more information, please see our Information Statement on Schedule 14C filed with the Securities and Exchange Commission on April 26, 2019.

This description of the bylaw amendment is not complete and is qualified in its entirety by reference to the amended and restated bylaws which are attached to this Current Report on Form 8-K as exhibit 3.1 and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The disclosure included under Item 5.03 above is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of MedAmerica Properties Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 17, 2019	Banyan Rail Services Inc. /s/ Christopher J. Hubbert By Christopher J. Hubbert, Secretary